SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                OCTOBER 26, 2000

                        (Date of Earliest Event Reported)

                                 KELLOGG COMPANY
             (Exact name of registrant as specified in its charter)



        DELAWARE                   1-4171                38-0710690
     (State or other      (Commission File Number)      (IRS Employer
      jurisdiction                                     Identification
    of incorporation)                                      Number)

            ONE KELLOGG SQUARE, BATTLE CREEK, MICHIGAN 04916-3599
         (Address of principal executive offices, including Zip Code)
                                (616) 961-2000
             (Registrant's telephone number, including area code)



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Item 5 - Other Events.

            On October 26, 2000, Kellogg Company ("Kellogg") announced that Kellogg, Keebler Foods Company ("Keebler") and Flowers Industries, Inc. ("Flowers") had entered into certain agreements which provide for Kellogg to acquire Keebler through cash mergers with each of Keebler and Flowers, the majority stockholder of Keebler, and for Flowers to make a pro rata distribution to its shareholders, immediately prior to completion of the mergers, of its bakery operations. These agreements include (1) a distribution agreement dated as of October 26, 2000 between Flowers and Flowers Foods, Inc., a wholly owned subsidiary of Flowers ("Flowers Foods"), pursuant to which the assets and liabilities comprising Flowers' bakery operations will be assigned to, and assumed by, Flowers Foods and the common stock of Flowers Foods will be distributed pro rata to Flowers shareholders, (2) an agreement and plan of restructuring and merger dated as of October 26, 2000 between Kellogg and Flowers pursuant to which Kansas Merger Subsidiary, Inc., a newly formed wholly owned subsidiary of Kellogg, will be merged with and into Flowers (the "Flowers Merger Agreement") and (3) an agreement and plan of merger dated as of October 26, 2000 between Kellogg and Keebler pursuant to which FK Acquisition Corp., a newly formed wholly owned subsidiary of Flowers, will be merged with and into Keebler (the "Keebler Merger Agreement"). In connection with the foregoing transactions, Kellogg and Flowers entered into a voting agreement dated as of October 26, 2000 (the "Voting Agreement" and collectively with the Distribution Agreement, the Flowers Merger Agreement and the Keebler Merger Agreement, the "Agreements") whereby Flowers executed a written consent to vote its shares of Keebler common stock in favor of the Keebler Merger Agreement and against any competing business combination, and to grant an irrevocable proxy to Kellogg in support of its agreements in the Voting Agreement.

            The Agreements and the press release announcing the entering into of the Agreements are attached hereto as exhibits and are incorporated herein by reference. The foregoing descriptions of the Agreements are qualified in their entirety by reference to the attached exhibits.

Item 7(c) - Exhibits.

     2.1      Agreement and Plan of Restructuring and
              Merger dated as of October 26, 2000
              between Flowers Industries, Inc., Kellogg
              Company and Kansas Merger Subsidiary, Inc.

     2.2 Agreement and Plan of Merger dated as of October 26, 2000 between Keebler Foods
              Company, Kellogg Company and FK Acquisition
              Corp.

    10.1      Distribution Agreement dated as of October
              26, 2000 between Flowers Industries, Inc.
              and Flowers


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              Foods, Inc.

    10.2      Voting Agreement dated as of October 26,
              2000 between Flowers Industries, Inc. and
              Kellogg Company.

    99.1      Press Release Kellogg Company, dated
              October 26, 2000.










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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KELLOGG COMPANY
                                          (Registrant)

Date:  November 6, 2000                   By:  /s/ Janet L. Kelly
                                              ---------------------------
                                          Name: Janet L. Kelly
                                          Title: Executive Vice President -
                                                   Corporate Development,
                                                   General Counsel and
                                                   Secretary





















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                                  EXHIBIT INDEX

     2.1      Agreement and Plan of Restructuring and
              Merger dated as of October 26, 2000
              between Flowers Industries, Inc., Kellogg
              Company and Kansas Merger Subsidiary, Inc.

     2.2 Agreement and Plan of Merger dated as of October 26, 2000 between Keebler Foods
              Company, Kellogg Company and FK Acquisition
              Corp.

    10.1      Distribution Agreement dated as of October
              26, 2000 between Flowers Industries, Inc.
              and Flowers Foods, Inc.

    10.2      Voting Agreement dated as of October 26,
              2000 between Flowers Industries, Inc. and
              Kellogg Company.

    99.1      Press Release Kellogg Company, dated
              October 26, 2000.